SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549






                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 30, 1994



                    Rollins Truck Leasing Corp.
     (Exact name of registrant as specified in its charter)





       Delaware                  1-5728                51-0074022
(State or other jurisdiction  (Commission           (IRS Employer
     of incorporation)        File number)      Identification No.)




One Rollins Plaza, Wilmington, Delaware                 19803
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (302) 426-2700

Item 5.  Other Events.

     Effective at the close of business September 30, 1994, Michael
B. Kinnard was appointed Vice President - General Counsel and Secretary to Rollins Truck Leasing Corp. Mr. Kinnard succeeds John
C. Peet, Jr., who previously held the same positions and whose resignation was accepted effective at the close of business September 30, 1994.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Rollins Truck Leasing Corp.



DATE:   October 13, 1994           BY:    /s/ Patrick J. Bagley
                                        Patrick J. Bagley
                                        Vice President - Finance
                                        and Treasurer